                                    EXHIBIT 1

                      STATEMENT PURSUANT TO RULE 13D-1 (F)


   The undersigned parties hereto, CHRISTOPHER A. JOHNSTON, RAYMOND J. MINELLA, BERENSON, MINELLA & COMPANY, L.P., BERENSON MINELLA INVESTMENT PARTNERSHIP, L.P. NO. VI, BERENSON CORP., MINELLA CORP., JEFFREY L. BERENSON, RICHARD P. JOHNSTON, JAYNE JOHNSTON, RPJ/JAJ PARTNERS, LTD., DANNY EDWARDS, KENNETH J. WARREN, DAVID
E. JOHNSTON, BENNETT DORRANCE, DREW M. BROWN, MARK N. SKLAR, DMB PROPERTY VENTURES LIMITED PARTNERSHIP, DMB GP, INC. and BENNETT DORRANCE, TRUSTEE OF THE BENNETT DORRANCE TRUST DATED APRIL 21, 1989 hereby consent and agree to file a joint statement on Schedule 13(G) under the Securities Exchange Act of 1934, as amended, on behalf of each of them, with respect to shares of common stock of ROYAL PRECISION, INC. beneficially owned by them, together with any or all amendments thereto, when and if appropriate. The parties hereto further consent and agree to file this Statement pursuant to Rule 13d-1(f) as an exhibit to such
Schedule 13(G), thereby incorporating the same into such Schedule 13(G).


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
BERENSON, MINELLA & COMPANY, L.P.                 RPJ/JAJ PARTNERS, LTD.



By:  /s/ Gregg Feinstein                          By:  /s/Richard P. Johnston,
     -----------------------------------               -----------------------------------
      Gregg Feinstein, General Partner            Richard P. Johnston, General Partner

Dated: 2/10/98                                    Dated: 2/10/98
       -----------------------------------               -----------------------------------




DMB PROPERTY VENTURES LIMITED                     DMB GP, INC.
     PARTNERSHIP


By:  /s/ Drew M. Brown                            By:  /s/ Drew M. Brown
     -----------------------------------               -----------------------------------


Title: President                                  Title: President
       -----------------------------------               -----------------------------------


Dated: 2/10/98                                    Dated: 2/10/98
       -----------------------------------               -----------------------------------




/s/ Christopher A. Johnston                       /s/ Raymond J. Minella
-----------------------------------               -----------------------------------
Christopher A. Johnston                           Raymond J. Minella


Dated: 2/10/98                                    Dated: 2/10/98
       -----------------------------------               -----------------------------------



/s/Jeffrey L. Berenson                            /s/ Richard P. Johnston
-----------------------------------               -----------------------------------
Jeffrey L. Berenson                               Richard P. Johnston


Dated: 2/10/98                                    Dated: 2/10/98
       -----------------------------------               -----------------------------------

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


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
/s/ Jayne Johnston                                /s/ Danny Edwards
-----------------------------------               -----------------------------------
Jayne Johnston                                    Danny Edwards


Dated: 2/10/98                                    Dated: 2/10/98
       -----------------------------------               -----------------------------------

/s/ Kenneth J. Warren                             /s/ David E. Johnston
-----------------------------------               -----------------------------------
Kenneth J. Warren                                 David E. Johnston


Dated: 2/10/98                                    Dated: 2/10/98
       -----------------------------------               -----------------------------------



/s/ Bennett Dorrance                              /s/ Drew M. Brown
-----------------------------------               -----------------------------------
Bennett Dorrance                                  Drew M. Brown


Dated: 2/10/98                                    Dated: 2/10/98
       -----------------------------------               -----------------------------------


/s/ Mark N. Sklar                                 /s/ Bennett Dorrance
-----------------------------------               -----------------------------------
Mark N. Sklar                                     Bennett Dorrance, Trustee of the
                                                    Bennett Dorrance Trust


Dated: 2/10/98                                    Dated: 2/10/98
       -----------------------------------               -----------------------------------
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


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
BERENSON MINELLA INVESTMENT                                 BERENSON CORP.
 PARTNERSHIP, L.P. NO. VI


By: /s/ Gregg Feinstein                                    By:  /s/ Jeffrey L. Berenson
   ----------------------------------------------              -------------------------------------------
   Gregg Feinstein, Partner of the General Partner             Jeffrey L. Berenson, Shareholder


Dated: 2/10/98                                              Dated: 2/10/98
       -----------------------------------                        ----------------------------------------


MINELLA CORP.


By: /s/ Raymond J. Minella
   ----------------------------------------------
   Raymond J. Minella, Shareholder


Dated: 2/10/98
       -----------------------------------

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